Short-Term Revolving Loans	12 Months Ended
Dec. 31, 2023
Short-term Revolving Loans
Short-Term Revolving Loans

6. Short-Term Revolving Loans

In 2020, the Company received funds under four unsecured Working Capital Loan Agreements (“WC Loans”). As of December 31, 2022, the loans had been repaid and a balance of $0 was outstanding. Under the WC Loan Agreements and in accordance with the modified terms, the Company was subject to monthly extended maturity interest of one percent on the ending outstanding monthly balance which increased one percent for each month beyond the extended maturity date. The WC Loans were repaid in full in April 2022.

The terms of each WC Loan are summarized below:

·	$200,000 limit - dated March 22, 2020; monthly interest-only payments at 15% annual interest; principal due 12 months from date of issue. This note was modified effective January 1, 2021 to extend the maturity date to December 31, 2021. The Company paid $50,000 towards the principal balance in November 2021. The balance of $150,000 was paid in full in April 2022 (see below).
·	$400,000 limit - dated August 31, 2020; monthly interest-only payments at 10% annual interest; pursuant to the WC Loan, the maturity was to be determined by mutual agreement and was to be at least 30 days after a maturity date is agreed upon. The note was modified effective January 1, 2021 to establish a maturity date of December 31, 2021, and was paid in full in April 2022 (see below).

All fees incurred in connection with obtaining and modifying these agreements were nominal and, given the short-term maturity of one year, were expensed as incurred. There was no accounting impact to the financial statements related to the modifications.